UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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COMTECH TELECOMMUNICATIONS CORP. (Name of Registrant as Specified In Its Charter) (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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On November 24, 2021, in connection with its upcoming annual meeting of stockholders, Comtech Telecommunications Corp. issued the following press release:

COMTECH FILES NEW INVESTOR PRESENTATION

Highlights transformative actions Comtech’s Board and management team have taken to create leader in wireless technology sector

Enumerates reasons Outerbridge’s nominees are unqualified to serve as directors at Comtech

Strongly recommends stockholders vote “FOR” all of Comtech’s highly qualified and experienced director nominees on the BLUE proxy card

MELVILLE, N.Y. -- November 24, 2021 -- Comtech Telecommunications Corp. (NASDAQ: CMTL), a leading global provider of next-generation 911 emergency systems and secure wireless communications technologies, today announced that it has filed an investor presentation with the Securities and Exchange Commission (“SEC”) in connection with its upcoming Fiscal 2021 Annual Meeting of Stockholders. The presentation is available under the stockholder materials section of https://comtechcreates.com.

The investor presentation highlights the transformative actions that Comtech’s Board of Directors and management team have taken over the past five years to enhance the Company’s leadership position in attractive growth markets and accelerate growth and profitability. The presentation also outlines the actions the Board has taken to add new directors who bring a strong mix of skills, experience, diversity and fresh viewpoints for the benefit of Comtech shareholders.

Additionally, the presentation illustrates in greater depth why Comtech’s Board opposes Outerbridge Capital Management’s efforts to replace two highly experienced directors with its own nominees, who lack the relevant skills and experience necessary to create shareholder value.

Highlights of the presentation include:

Comtech’s Strategic Transformation and Growth Trajectory

With the addition of new Board members starting in 2015, Comtech has spent the past five years repositioning its portfolio for sustained growth and profitability:

•	Executed a thoughtful M&A strategy to reorient Comtech’s portfolio around two high-growth end markets – satellite communications and 911 public safety – that are at the beginning of a sustained investment and renewal cycle expected to persist for years;
•	Secured significant cross-segment business wins under the leadership of incoming CEO Michael Porcelain, including $200 million in multi-year next-generation 911 contracts and a new, large multi-year satellite technology contract with strong potential to generate hundreds of millions of dollars in incremental revenue over the next several years;
•	Secured a $100 million strategic growth investment from current stockholder White Hat Capital Partners, LP and Magnetar Capital LLC, the proceeds of which will finance key near-term growth and profitability initiatives; and
•	Delivered five-year total shareholder returns of 126.7%, outperforming the S&P 600 which returned 99.7%, the NASDAQ Telecommunications Index which returned 87.5%, and peers who returned 36.7%.[i]

Comtech’s Revitalized Board and Management

Comtech’s Board has taken, and continues to take, decisive actions to enhance shareholder value. The Company’s refreshed Board and executive leadership team have the right mix of skills, experience, diversity and viewpoints to help drive shareholder value. Important facts about the Board include:

•	By 2022, the Board will consist of seven directors, five of whom will be independent;
•	The Board has added two diverse and highly qualified directors over the past two years, bolstering its financial expertise and diversity of perspectives;
•	Mike Porcelain, Comtech’s current President and Chief Operating Officer and incoming CEO, and Mark Quinlan, Co-Founder and Managing Partner of White Hat Capital Partners, will join the Board by January 2022, bringing deep industry expertise; and
•	Comtech’s two directors standing for election at this Annual Meeting, Judy Chambers and Larry Waldman, have skills and experience that make them vastly superior candidates to Outerbridge’s nominees.

Election of Outerbridge’s Nominees Is Not In Stockholders’ Best Interests

Outerbridge’s campaign is opportunistic, misleading, and serves to advance only its own interests, which do not align with those of other shareholders. The activist fund has:

•	Readily admitted its objective to bolster its own activist reputation and aid fundraising efforts;
•	Repeatedly issued misleading public statements;
•	Presented an ever-changing selection of director candidates, whom it did not permit Comtech to properly meet or vet; and
•	Interests that are not financially aligned with other stockholders, holding short dated, out of the money options and constantly trading around its position.

In addition, Outerbridge has asked Comtech’s shareholders to elect two candidates, Wendi Carpenter and Sidney Fuchs, who are unqualified to oversee Comtech’s strategic plan:

•	Wendi Carpenter offers no industry, technical, accounting, finance, or M&A expertise, and her background is filled with red flags.
•	Sidney Fuchs’ role as Chairman of Eutelsat North America Corp. presents a material conflict of interest that would damage key customer relationships and negatively impact prospective business opportunities.

Comtech urges shareholders to support their Board by voting the BLUE proxy card today FOR Comtech’s two highly qualified director nominees, Judy Chambers and Larry Waldman. Please do not return or otherwise vote using any White proxy card you may receive from Outerbridge.

YOUR VOTE IS VERY IMPORTANT!

To ensure your shares are represented, please follow the easy instructions on the BLUE proxy card to vote by telephone, by internet, or by signing, dating and returning the BLUE proxy card in the postage-paid envelope provided. If you received this letter by email, you may also vote by pressing the BLUE “VOTE NOW” button in the accompanying email. Please simply disregard any White proxy card you may receive from Outerbridge.

If you have any questions or require any assistance with voting your shares,

please call Comtech’s proxy solicitor, Innisfree M&A Incorporated:

Toll-Free: (877) 750-8198 (from the U.S. and Canada)

Or +1 (412) 232-3651 (from other locations)

Comtech’s definitive proxy materials and other materials regarding the Board’s recommendation for the Fiscal 2021 Annual Meeting of Stockholders can be found at www.comtechcreates.com.

About Comtech

Comtech Telecommunications Corp. is a leading global provider of next-generation 911 emergency systems and secure wireless communication technologies to commercial and government customers around the world. Headquartered in Melville, New York and with a passion for customer success, Comtech designs, produces and markets advanced and secure wireless solutions. For more information, please visit www.comtechtel.com.

Forward-Looking Statements

Certain information in this press release contains statements that are forward-looking in nature and involve certain significant risks and uncertainties, including about our business trajectory, future revenue and sales, acquisition strategy, management and governance changes, and growth. Actual results could differ materially from such forward-looking information. Risks and uncertainties that could impact these forward-looking statements include: the possibility that the expected synergies and benefits from recent acquisitions will not be fully realized, or will not be realized within the anticipated time periods; the risk that the acquired businesses will not be integrated with the Company successfully; the possibility of disruption from recent acquisitions, making it more difficult to maintain business and operational relationships or retain key personnel; the risk that the Company will be unsuccessful in implementing a tactical shift in its Government Solutions segment away from bidding on large commodity service contracts and toward pursuing contracts for its niche products with higher margins; the nature and timing of receipt of, and the Company's performance on, new or existing orders that can cause significant fluctuations in net sales and operating results; the timing and funding of government contracts; adjustments to gross profits on long-term contracts; risks associated with international sales; rapid technological change; evolving industry standards; new product announcements and enhancements; changing customer demands and or procurement strategies; changes in prevailing economic and political conditions; changes in the price of oil in global markets; changes in foreign currency exchange rates; risks associated with the Company's legal proceedings, customer claims for indemnification, and other similar matters; risks associated with the Company’s obligations under its Credit Facility; risks associated with the Company's large contracts; risks associated with the COVID-19 pandemic and related supply chain disruptions; and other factors described in this and the Company's other filings with the Securities and Exchange Commission. We assume no obligation and do not intend to update these forward-looking statements or to conform these statements to actual results or to changes in our expectations.

Additional Information and Where to Find It

Comtech has filed with the Securities and Exchange Commission (“SEC”) and mailed to the Company’s stockholders a definitive proxy statement, an accompanying BLUE proxy card and other relevant documents in connection with the Company’s Fiscal 2021 Annual Meeting of Stockholders (the “2021 Annual Meeting”). THE COMPANY’S STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT, THE ACCOMPANYING BLUE PROXY CARD AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE COMPANY’S 2021 ANNUAL MEETING OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY’S 2021 ANNUAL MEETING AND THE PARTIES RELATED THERETO. The Company’s stockholders may obtain a free copy of documents filed with the SEC at the SEC’s website at https://www.sec.gov or the Company’s website at www.comtechcreates.com.

Participants in the Solicitation

The Company, its directors, and certain of its executive officers are, and certain other members of management and employees of the Company may be deemed, “participants” in the solicitation of proxies from stockholders in connection with the matters to be considered at the 2021 Annual Meeting. Information regarding the direct and indirect interests, by security holdings or otherwise, in the Company of the persons who are or may be, under the rules of the SEC, considered participants in the solicitation of the stockholders of the Company in connection with the Company’s 2021 Annual Meeting are set forth in the Company’s definitive proxy statement filed in connection with the Company’s 2021 Annual Meeting and other relevant documents filed with the SEC. You can also find information about the Company’s executive officers and directors in the Company’s Annual Report on Form 10-K for the fiscal year ended July 31, 2021, the Company’s and such persons’ other filings with the SEC.

Media Contact
Kekst CNC

Nicholas.Capuano@kekstcnc.com

(212) 521-4800

Investor Contact
Comtech Investor Relations

Investors@comtech.com
(631) 962-7005

i Source: Bloomberg market data as of October 29, 2021. Peers selected are global communications solutions and services providers with both commercial and government customers; limited to entities with market capitalization under $10 billion. Selected peers consist of Elbit, Gilat, KVH Industries, ST Engineering, and Viasat. Total stockholder returns assume dividends are reinvested at the risk free rate.

Also on November 24, 2021, Comtech Telecommunications Corp. updated its website www.ComtechCreates.com in connection with its 2021 annual meeting of stockholders. A copy of the updated pages of the website can be found below.

About Comtech

Comtech Telecommunications Corp. is a leading global provider of next-generation 911 emergency systems and secure wireless communication technologies to commercial and government customers around the world. Headquartered in Melville, New York and with a passion for customer success, Comtech designs, produces and markets advanced and secure wireless solutions. For more information, please visit www.comtechtel.com.

Forward-Looking Statements

Certain information in the above contains statements that are forward-looking in nature and involve certain significant risks and uncertainties, including about our business trajectory, future revenue and sales, acquisition strategy, management and governance changes, and growth. Actual results could differ materially from such forward-looking information. Risks and uncertainties that could impact these forward-looking statements include: the possibility that the expected synergies and benefits from recent acquisitions will not be fully realized, or will not be realized within the anticipated time periods; the risk that the acquired businesses will not be integrated with the Company successfully; the possibility of disruption from recent acquisitions, making it more difficult to maintain business and operational relationships or retain key personnel; the risk that the Company will be unsuccessful in implementing a tactical shift in its Government Solutions segment away from bidding on large commodity service contracts and toward pursuing contracts for its niche products with higher margins; the nature and timing of receipt of, and the Company's performance on, new or existing orders that can cause significant fluctuations in net sales and operating results; the timing and funding of government contracts; adjustments to gross profits on long-term contracts; risks associated with international sales; rapid technological change; evolving industry standards; new product announcements and enhancements; changing customer demands and or procurement strategies; changes in prevailing economic and political conditions; changes in the price of oil in global markets; changes in foreign currency exchange rates; risks associated with the Company's legal proceedings, customer claims for indemnification, and other similar matters; risks associated with the Company’s obligations under its Credit Facility; risks associated with the Company's large contracts; risks associated with the COVID-19 pandemic and related supply chain disruptions; and other factors described in this and the Company's other filings with the Securities and Exchange Commission. We assume no obligation and do not intend to update these forward-looking statements or to conform these statements to actual results or to changes in our expectations.

Additional Information and Where to Find It

Comtech has filed with the Securities and Exchange Commission (“SEC”) and mailed to the Company’s stockholders a definitive proxy statement, an accompanying BLUE proxy card and other relevant documents in connection with the Company’s Fiscal 2021 Annual Meeting of Stockholders (the “2021 Annual Meeting”). THE COMPANY’S STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT, THE ACCOMPANYING BLUE PROXY CARD AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE COMPANY’S 2021 ANNUAL MEETING OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY’S 2021 ANNUAL MEETING AND THE PARTIES RELATED THERETO. The Company’s stockholders may obtain a free copy of documents filed with the SEC at the SEC’s website at https://www.sec.gov or the Company’s website at www.comtechcreates.com.

Participants in the Solicitation

The Company, its directors, and certain of its executive officers are, and certain other members of management and employees of the Company may be deemed, “participants” in the solicitation of proxies from stockholders in connection with the matters to be considered at the 2021 Annual Meeting. Information regarding the direct and indirect interests, by security holdings or otherwise, in the Company of the persons who are or may be, under the rules of the SEC, considered participants in the solicitation of the stockholders of the Company in connection with the Company’s 2021 Annual Meeting are set forth in the Company’s definitive proxy statement filed in connection with the Company’s 2021 Annual Meeting and other relevant documents filed with the SEC. You can also find information about the Company’s executive officers and directors in the Company’s Annual Report on Form 10-K for the fiscal year ended July 31, 2021, the Company’s and such persons’ other filings with the SEC.